UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): August 7, 2013

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02.    Results of Operations and Financial Condition.
On August 7, 2013, Employers Holdings, Inc. (the “Company”) issued a press release announcing results for the second quarter ended June 30, 2013. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and is being furnished, not filed, under Item 2.02 to this Current Report on Form 8-K.

Section 8 – Other Information
Item 8.01.    Other Events.
On August 7, 2013, the Company announced that its Board of Directors declared a third quarter 2013 cash dividend of six cents per share on the Company’s common stock. The dividend is payable on September 4, 2013 to stockholders of record as of August 21, 2013.

Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.
99.1    Employers Holdings, Inc. press release, dated August 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	August 7, 2013	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel

Exhibit Index

Exhibit No.	Exhibit
99.1	Employers Holdings, Inc. press release, dated	August 7, 2013.